                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                       AMENDMENT TO APPLICATION OR REPORT
                  Filed pursuant to Section 12, 13 or 15(d) of
                      THE SECURITIES EXCHANGE ACT OF 1934


                             TRANSCEND SERVICES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                               AMENDMENT NO. TWO


         The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (Event April 19, 1995) filed June 30, 1995.

                  (List all such items, financial statements,
                      exhibits or other portions amended)


Item 7.   Financial Statements and Exhibits

     (a)  Financial Statements of Businesses Acquired:

          MEDICAL TRANSCRIPTION OF ATLANTA, INC.

                 Unaudited Statement of Operations for the Periods from January
                          1 thru April 19, 1994 and 1995

     (b)  Pro Forma Financial Information:

          TRANSCEND SERVICES, INC. PRO FORMA CONDENSED
                 FINANCIAL INFORMATION (UNAUDITED)

                 Pro Forma Condensed Consolidated Statement of Operations for
                          the Year Ended December 31, 1995
                 Notes to Pro Forma Condensed Consolidated Financial Statements
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                               TABLE OF CONTENTS




                                                                                                                 PAGE NO.
                                                                                                                 --------
(a)   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:

      MEDICAL TRANSCRIPTION OF ATLANTA, INC.

           Unaudited Statement of Operations for the Periods from January 1 thru
                 April 19, 1994 and 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

(b)   PRO FORMA FINANCIAL INFORMATION:

      TRANSCEND SERVICES, INC. PRO FORMA
           CONDENSED FINANCIAL INFORMATION (UNAUDITED)

           Pro Forma Condensed Consolidated Statement of Operations for the Year
                 Ended December 31, 1995  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           Notes to Pro Forma Condensed Consolidated Financial Statements   . . . . . . . . . . . .




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                     MEDICAL TRANSCRIPTION OF ATLANTA, INC.
                  UNAUDITED HISTORICAL STATEMENT OF OPERATIONS
         FOR THE PERIODS FROM JANUARY 1 THRU APRIL 19, 1994 AND 1995(1)
                                 (IN THOUSANDS)


                                                                1994                     1995
                                                                ----                     ----
Net revenues                                                  $   595                      $ 561

Direct costs                                                      376                        369
                                                                -----                       ----

Gross profit                                                      219                        192
                                                                -----                       ----

General and administrative expense                                120                        124

Operating income                                                   99                         68

Other income                                                        1                         --
                                                                 ----                      -----

Pre-Tax income                                                    100                         68

Benefit (provision) for income taxes                               --                         --
                                                                 ----                      -----

Income from operations                                         $  100                     $   68
                                                                =====                      =====


- ----------------------------------
(1) This is presented thru April 19th, the date of the acquisition at which time Transcend assumed the responsibility for the operation.

(2) The Medical Transcription of Atlanta, Inc. statement of operations should be read in conjunction with the financial statements and notes thereto of Medical Transcription of Atlanta, Inc. for the year ended December 31, 1994 which are included in Transcend's filing of Amendment No. 1 on Form 8-K/A, dated June 30, 1995 to its current report on Form 8-K dated May 2, 1995.





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

                            TRANSCEND SERVICES, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                             Pro Forma        Pro Forma
                                                                             ---------        ---------
                                                  Company          MTA       Adjustments     Consolidated
                                                  -------          ---       -----------     ------------
Net revenues                                       $ 25,882       $  561             --          $26,443

Direct costs                                         22,334          369             --           22,703
                                                    -------     --------      ---------          -------

Gross profit                                          3,548          192             --            3,740

Marketing and sales expense                           2,186           --             --            2,186

General and administrative expense                    4,604          124            (15)(1)        4,713

Amortization expense of
  intangible assets                                     633           --             33 (2)          666
                                                    -------     --------      ---------          -------

Operating income (loss)                              (3,875)          68            (18)          (3,825)

Other expense                                           (21)          --            (10)(3)          (31)
                                                    -------     --------      ---------          -------

Pre-Tax income (loss)                                (3,896)          68            (28)          (3,856)

Benefit (provision) for income taxes                     --           --             --               --
                                                    -------     --------      ---------          -------
Income (loss) from continuing
  operations                                        $(3,896)    $     68      $     (28)         $(3,856)
                                                    =======     ========      =========          =======

Net income (loss) per common share
  from continuing operations                        $ (0.22)                                     $ (0.22)
                                                    =======                                      =======
Weighted average common shares
  outstanding                                        17,818                                       17,836(4)
                                                    =======                                      =======





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

                            TRANSCEND SERVICES, INC.

                     NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED FINANCIAL STATEMENTS
                     FOR THE PERIOD ENDED DECEMBER 31, 1995


     On April 19, 1995, Transcend completed the acquisition of Medical Transcription of Atlanta, Inc. ("MTA") for $1,372,000, consisting of $550,000 paid in cash at closing, promissory notes of $100,000 and $550,000, and 60,000 shares of Transcend common stock valued at $172,000 at the time of the acquisition.

     The Pro Forma Combined Condensed Statement of Operations is not necessarily indicative of future operating results or financial position.

(1) Reflects adjustment of general and administrative costs related to MTA pursuant to the terms of the Asset Purchase Agreement dated April 19, 1995.

(2) Reflects the purchase by Transcend of MTA for a purchase price of $1,372,000 consisting of $550,000 in cash, promissory notes of $100,000 and $550,000, and 60,000 shares of Transcend stock which will result in goodwill of $690,000 and other intangible assets of $375,000. Transcend's policy will be to amortize goodwill over a twenty year period, customer lists over seven years, and non-compete agreements over three years, resulting in annual amortization expense of $126,000.

(3) Reflects adjustment of interest expense related to Transcend based on the interest incurred on the promissory notes of $100,000 and $550,000.

(4) Pro Forma Weighted Average Shares Outstanding have been calculated as follows (000's):

     Transcend weighted average shares outstanding                                    17,818
     Transcend shares issued for the purchase of MTA (pro-rata)                           18
                                                                                     -------

                                                                                      17,836
                                                                                     =======





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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             TRANSCEND SERVICES, INC.



Date:  May 29, 1996                          By:      /s/ David W. Murphy
       -------------------                      ------------------------------
                                                      David W. Murphy
                                                      Chief Financial Officer





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